1 Exhibit 99.1

Safe Harbor
This presentation may contain forward-looking statements about
Allscripts Healthcare Solutions that involve risks and
uncertainties. These statements are developed by combining
currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee
future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and
assumptions that may affect Allscripts, see the Company's Annual
Report on Form 10-K for the year ended December 31, 2004,
available at www.sec.gov.

Company Overview
Physicians rely on our products to improve the quality
of healthcare they provide
Our integrated product lines provide clinical information
and automate physicians’ most basic workflows such as
documentation, prescription writing and charge capturing
We deliver broad and diverse solutions
– Clinical Solutions Group
– Physicians Interactive Group
– Medication Solutions Group
Allscripts Provides Clinical Software, Connectivity
and Information Solutions To Physicians

Experienced Management Team
IDX, ChannelHealth President, Clinical Solutions President, Clinical Solutions LAURIE MCGRAW LAURIE MCGRAW
CaremarkRx, IBM President, Physicians Interactive President, Physicians Interactive MARK THIERER MARK THIERER
Previous Previous Experience Experience Role Role Name Name
Federated Foods,
Arthur Andersen & Co.
President, Medication Services President, Medication Services JOHN CULL JOHN CULL
Lante Corporation,
PriceWaterhouseCoopers
Chief Financial Officer Chief Financial Officer BILL DAVIS BILL DAVIS
HBOC & Company,
Enterprise Systems
Chief Operating Officer Chief Operating Officer JOE CAREY JOE CAREY
Douglas Elliman-Beitler,
City Financial Bancorp
President President LEE SHAPIRO LEE SHAPIRO
Enterprise Systems,
CCC Information Systems
Chief Executive Officer Chief Executive Officer GLEN TULLMAN GLEN TULLMAN

Our Vision Physicians Control 80% of $1.8 Trillion To Become an Indispensable Part of the Way Physicians Practice Medicine Annual Healthcare Spend 6

Inform. Connect. Transform.

ALLSCRIPTS™

Inform. Connect. Transform.

Our Vision To Become an Indispensable Part of the Way Physicians Practice Medicine We deliver solutions that Healthcare. 7

Investment Highlights
Allscripts is a leading provider of ambulatory EHR solutions, a $5+ billion market opportunity
A4 acquisition expands our EHR leadership to small and
mid-sized physician practices and provides leading practice
management solution
Emergency department and care management solutions
ensure continuity of care from hospital to ambulatory EHR
Strong financial momentum and revenue visibility provide
operating leverage

U.S. Healthcare Costs
30-40% WASTE

ALLSCRIPTS™
Inform. Connect. Transform.

Fundamental Problem In Healthcare 2004 2014 16% 22% $1.8 $3.5 The U.S. is No.1 in the world in healthcare expenditures, but no better than 16th in medical outcomes ($ in Trillions) (% of GDP) 9

PBMs
Payer Organizations
Clinical Research Organizations
Lab Companies
Pharma Companies
Hospitals
Retail Pharmacies

ALLSCRIPTS™
Inform. Connect. Transform.

Fundamental Problem In Healthcare 10

PBMs
Payer
Clinical Research Organizations
Pharma Companies
EHR
Clinical Research Organizations
Hospitals
PBMs
Retail Pharmacies
Pharma Companies
Lab Companies
Payer Organizations

ALLSCRIPTS™
Inform. Connect. Transform.

What Is The Solution? CONNECTING 11

Large and Growing Market Opportunity
Small to mid-sized practices represent largest number
of physicians
Practice management solutions provide complementary product
offering with significant incremental market opportunity
Ambulatory EHR Market is ~$5+ Billion Opportunity
~550,000 U.S. Physicians
~85% Remaining EHR Market Opportunity x
~$12,500 Initial Investment per Physician x
~$5+ Billion Opportunity
=

Allscripts Competitive Strengths
Significant installed base
World-class technologies that enable
industry-leading solutions
Rapid return on investment
Strong partnerships and strategic alliances
Experienced employee base

University of Colorado Hospital

UT Medical Group

Cheshire Medical Center
Dartmouth-Hitchcock-Keene

Medical Faculty Associates
The George Washington University

University of Rochester Medical Center
Strong Health

USF Physicians Group

MIT Medical

UMPhysicians

UMC

SHARP

Advocate Health Care

Aurora Health Care

Sierra Health Services, Inc.

MaineGeneral Health

St. Joseph Heritage Healthcare

HMG

AFFINITY

Central Utah Clinic

MMC
Murfreesboro Medical Clinic & Surgicenter

Brown & Toland

Resurgens Orthopaedics

Atlantic Orthopedics

NOHC
North Ohio Heart Center

CVC

ALLSCRIPTS
Inform. Connect. Transform.

Allscripts: The EHR of Choice Academic Medical Groups Specialty Groups Multi-Specialty Groups Integrated Delivery Networks Over 2,000 Leading Clinics Nationwide 16

Delivering Value Through Diversified Solutions
e-Prescribing
e-Prescribing
Personal
Health
Record
Personal
Health
Record
Medication
Dispensing
Medication
Dispensing
e-Detailing
e-Detailing
Adherence/
Compliance
Adherence/
Compliance
Document
Imaging
Document
Imaging
Electronic
Health
Record
Electronic
Health
Record

"THE EHR THAT PAYS YOU BACK"

ALLSCRIPTS™
Inform. Connect. Transform.

Delivering Results
Generates Clinical Trial Revenue
Holston Medical Group
$3M/Yr. in Clinical Trial Revenue
Delivers on Pay
for Performance
Facey Medical
$1.2M P4P Payout
from Blue Cross
Produces
e-Prescribing Savings
Sierra Health
$5M in Savings via eRx
Reduces Resources in
Medical Records
George Washington Univ.
Medical Faculty Associates
Reduction of 20 FTEs in
Medical Records
Reduces/Eliminates
Transcription
Central Utah Clinic
$1M in Savings in Year 1
($20K/MD)
Enhances
Documentation
University of Tennessee
Medical Group
Avg. Gross Charges Increases
by > $30/Patient Visit

IDX®

Wolters Kluwer
Health

perot systems®

Medem
Connecting Physicians and Patients

AmerisourceBergen

ALLSCRIPTS™

Microsoft

intel

Cisco Systems

hp

Strength of Our Partnerships 17

Renegotiated IDX Agreement
A win for OUR Customers, IDX/GE, and Allscripts
Preserves the best attributes of the original agreement
Allscripts remains preferred choice for IDX customers
Allscripts can now offer its own integrated EHR and practice management solutions
Allscripts remains the safe choice for IDX customers with over
140 existing sites
“Physician groups choose Allscripts because of the referencable customer base, leading product, and a successful implementation track record, not because of a piece of paper signed 5 years ago.”

eHEALTH INITIATIVE
Real Solutions. Better Health

MARKLE FOUNDATION
Addressing Critical Public Needs in the Information Age

The Certification Commission for Healthcare Information Technology

EHRVA
HIMSS Electronic Health Record Vendors Association

HIMSS

UNITED STATES DEPARTMENT OF HEALTH & HUMAN SERVICES
National Committee on Vital and Health Statistics

ALLSCRIPTS™
Inform. Connect. Transform.

Our Industry Leadership
Leadership Council
Founding Member and Named to Executive Committee
Steering Group for Connecting Communities for
Health Initiative
Work Group for EHR Certification Process
Provided Expert Testimony on
e-Prescribing
Named to HIMSS Ambulatory Steering EHR Committee

eHEALTH INITIATIVE

Real Solutions. Better Health

MARKLE F

Addressing Critical P

HIMSS Electr

UNITED STATES DEPARTMENT OF HEALTH & HUMAN SERVICES

National Committee on Vital and Health Statistics

ALLSCRIPTS™

Inform. Connect. Transform.

Our Industry Leadership
Leadership Council
Founding Member and Named to Executive Committee
Steering Group for Connecting Communities for
Health Initiative
Work Group for EHR Certification Process
Provided Expert Testimony on
e-Prescribing
Named to HIMSS Ambulatory Steering EHR Committee
Our Leadership Translates into
Benefits for Our Clients
Our Leadership Translates into
Benefits for Our Clients
George Washington University Medical  Faculty Associates
Received Prestigious HIMSS ‘Article of the Year’ Award
2 Clients to Participate in HHS e-Prescribing Pilot
- Testing Standards and Interoperability
Grant Awarded to Allscripts Client to Test Laboratory
Interoperability and Connectivity Standards
George Washington University Medical  Faculty Associates
Received Prestigious HIMSS ‘Article of the Year’ Award
2 Clients to Participate in HHS e-Prescribing Pilot
- Testing Standards and Interoperability
Grant Awarded to Allscripts Client to Test Laboratory
Interoperability and Connectivity Standards

The New York Times

Health Industry Under Pressure to Computerize

CNN

Allscripts customer Dr. Allison Foley from St. Jude Heritage Medical G...
California was recently featured in a CNN story...
Medical Group is a multi-specialty...
with practices in 11 l...

TIME

By BILL SAPORITO

Clinton, Frist Tout Medical Records Bill

By DEVLIN BARRETT

WASHINGTON -- Hillary Rodham Clinton and Bill Frist, two senators in the mix of speculation about the White House race in 2008, touted a new medical records bill Thursday that they said is necessary to prevent life-threatening mistakes.

Clinton, a Democrat who led President Clinton's unsuccessful push for substantial health care overhaul in the early 1990s, said the standard of record-keeping in the United States remains "in the Dark Ages" at a time when people can easily access a wide range of information on the Internet.

Leadership In A Revolutionary Market
“No one will be practicing medicine in America ten years from now without an Electronic Health Record… That’s why I believe so strongly in what Allscripts is doing.”
– Newt Gingrich; Founder of the Center for Health Transformation

A4 Acquisition: Strategic Benefits
Expand product and service offerings
– Fully integrated EHR and practice management solutions
for small and mid-sized physician groups
– Complementary acute care solutions
Increase market penetration
– Double the size of our salesforce
– Add over 1,500 physician clinics nationally
Accelerate financial performance
– Double our clinical software revenues
– Natural gross margin expansion
– Accretive on CASH basis in 2006 and on GAAP basis in 2007

ALLSCRIPTS	IDX
ALLSCRIPTS	IDX; A4 HEALTH SYSTEMS
A4 HEALTH SYSTEMS	A4 HEALTH SYSTEMS
ALLSCRIPTS	A4 HEALTH SYSTEMS

ALLSCRIPTS
Inform. Connect. Transform.

Ambulatory Market Share
Large Physician
Practices (>25)
Segment EHR
Practice
Management
Mid-Sized Physician
Practices (10-24)
Independent & Small
Physician Practices (<10)
Specialty Groups
Profitable Leadership In Each Segment

Strategies For Growth
Broaden Physician Base Broaden Physician Base
Enhance Physician Utilization Enhance Physician Utilization
Continue Product Innovation Continue Product Innovation
Leverage Brand Recognition Leverage Brand Recognition
Pursue Strategic Opportunities Pursue Strategic Opportunities
Aggressively pursue physician
practices in all markets
In-depth training and customer support
Scalable and modular
Rapid implementation
Broader functionality
Publicity and media campaigns
Government driving awareness
Continue to pursue complementary
businesses and assets
Continue to build strategic relationships

Key Takeaways
1.
The time is now
2. Our
physician
focus is key to transforming healthcare
3. We are a
leader
in the core growth markets in which
we compete
4. Competitive advantage: driving
utilization
and
results
We’re just getting started!

Financial Overview 26

Proven Track Record Record bookings 2005 Was A Breakthrough Year for Allscripts! Record backlog Record revenues Record gross margins Record cash flows from operations Record net income 27

Proven Track Record Record bookings 2005 Was A Breakthrough Year for Allscripts! Record backlog Record revenues Record gross margins Record cash flows from operations Record net income 27

37% CAGR from growth segments*

Inform. Connect. Transform.

Consistent Revenue Growth
($ in Millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
2002 2003 2004 2005 2006(E)
$78.8
$85.8
$100.8
$120.6
$145.0

Pre-packaged
Medications
Information Services Clinical Software and
Related Services
* Growth segments include Clinical Software and Related Services and Information Services

Operating Leverage Drives Strong Earnings Growth * Excludes stock-based compensation ($0.50) ($0.25) $0.00 $0.25 $0.50 2002 2003 2004 2005* 2006*(E) ($0.40) ($0.13) $0.07 $0.24 $0.45 - $0.47 29

CAGR = 39%

ALLSCRIPTS™
Inform. Connect. Transform.

$0 $20 $40 $60 $80 $100 $120 $140 2002 2003 2004 2005 2006(E) Solid Bookings Growth Information Services Clinical Software and Related Services $33.3 $43.1 $65.9 $89.5 $123.0 ($ in Millions) 30

CAGR = 38%

ALLSCRIPTS™
Inform. Connect. Transform.

Clear Visibility through Growing Backlog $0 $20 $40 $60 $80 $100 2002 2003 2004 2005 $35.0 $46.3 $67.1 $91.2 ($ in Millions) 31 Information Services Clinical Software and Related Services

$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$91.2 Million
Diversified Backlog Provides Stability
$55.1
$55.1
$8.5
$8.5
$12.8
$12.8
$14.8
$14.8
($ in Millions)
As of 12/31/05
Clinical Software
Maintenance Support
Information Services
Clinical Software Subscriptions
Clinical Software License/
Implementation Fees

A4 Acquisition: Financial Highlights
Cost: ~ $275 million
– $215 million cash and 3.5 million common shares
A4 Health Systems delivers strong financial performance
Enhances revenue mix with a greater emphasis on the
clinical software segment
Accelerate financial performance
– Accretive to Allscripts on CASH basis in 2006 and on
GAAP basis in 2007

Accelerated Growth Through A4
Revenues:
Software & Related Services
Prepackaged Medications
Information Services
Total Revenues
Gross Profit
Income from Operations
EBITDA
Net Income
Earnings per Share:
Basic
Diluted
($ in Millions)
Historical
Allscripts
9/30/04
$29.8
35.4
9.3
74.5
30.3
1.7
5.2
$1.7
$0.04
$0.04
Historical
Allscripts
9/30/05
Pro Forma
Combined
$46.9
32.8
6.6
86.3
39.2
6.1
10.9
$6.3
$0.16
$0.15
Historical
A4
$55.9
–
–
55.9
32.5
11.3
12.5
$8.1
$102.8
32.8
6.6
142.2
71.7
7.3
23.4
$3.6
$0.07
$0.07
Nine months ended

Financial Strength
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Convertible Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity
($ in Millions)
$146.1
29.2
45.7
$221.0
$22.4
17.3
82.5
0.3
$122.5
98.4
$221.0
Historical
Allscripts
As of 12/31/05
$136.0
26.8
45.1
$207.9
$16.0
15.1
82.5
0.4
$114.0
93.9
$207.9
Historical
Allscripts
As of 9/30/05
$52.5
37.6
318.7
$408.8
$23.4
27.3
82.5
4.1
$137.3
271.5
$408.8
Pro Forma
Combined
Cash & Marketable Securities
Accounts Receivable, Net
Other Assets
Total Assets
Accounts Payable & Accrued Liabilities
Deferred Revenue
Convertible Debt
Other Liabilities
Total Liabilities
Stockholders’ Equity
Total Liabilities & Stockholders’ Equity

Summary
World-Class
Technologies
World-Class
Technologies
Return On
Investment
Return On
Investment
Our People
Our People
Proven
Track Record
Proven
Track Record
Strong
Partnerships
Strong
Partnerships
Leading
Provider of
Clinical
Solutions
Leading
Provider of
Clinical
Solutions
Physician-centric
Physician-centric
Well-positioned
for Growth and
Sustained
Profitability

37